UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

GOLDEN CHIEF RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Kansas	0-12809	48-0846635
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1711 E. Frankford, #104 Carrollton, Texas 75006
(Address of principal executive offices) (Zip Code)

(214) 731-8844
Registrant's telephone number, including area code

ITEM 4.01.     Changes in Registrant’s Certifying Accountant.

     The Registrant has engaged Bateman & Co., Inc. PC as its certifying accountant. There were no disputes or disagreements with the previous accounting firm, but the previous accountant no longer prepares SEC audits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNED on this 3rd day of June, 2005

Golden Chief Resources, Inc.

By: /s/ M. H. McIlvain M. H. McIlvain, President